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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1
                          TO CURRENT REPORT ON FORM 8-K

                                       ON

                                   FORM 8-K/A


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported):      FEBRUARY 19, 1998



                                    EVI, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                     1-13086                 04-2515019
(State of Incorporation)        (Commission File No.)     (I.R.S. Employer
                                                         Identification No.)



     5 POST OAK PARK, SUITE 1760,
           HOUSTON, TEXAS                                    77027-3415
(Address of Principal Executive Offices)                     (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 297-8400

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                                INTRODUCTORY NOTE

         On March 3, 1998, EVI, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Report") disclosing the acquisition (the "Ampscot Acquisition") of Ampscot Equipment Ltd., an Alberta corporation ("Ampscot"), under Item 2 of the Original Report. Since such filing, the Company has determined that the acquisition of Ampscot did not constitute an acquisition of a significant amount of assets as defined in the instructions to Item 2. As a result of such determination, this Amendment No. 1 to the Original Report hereby deletes Item 2 of the Original Report in its entirety, adds Item 5 and restates
Item 7 in its entirety.

ITEM 5.  OTHER EVENTS.

AMPSCOT ACQUISITION

         On February 19, 1998, EVI, Inc., a Delaware corporation (the "Company"), completed the acquisition (the "Ampscot Acquisition") of Ampscot Equipment Ltd., an Alberta corporation ("Ampscot"), pursuant to a Share Purchase Agreement dated as of January 30, 1998 (the "Agreement"). Under the terms of the Agreement, the Company acquired Ampscot in exchange for approximately $55 million in cash. The purchase price was determined through negotiations with the shareholders of Nika Enterprises Ltd., the parent corporation of Ampscot.

         The Company intends to continue to operate the business of Ampscot and integrate Ampscot's operations with those of the Company's EVI Oil Tools artificial lift and production tool division.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

         2.1      -   Share Purchase Agreement made and entered into as of
                      January 30, 1998, by and among the shareholders of Nika
                      Enterprises Ltd., an Alberta corporation, listed on the signature pages thereto and EVI Oil Tools Canada Ltd., an Alberta corporation (incorporated by reference to Exhibit
                      No. 2.1 to Form 8-K, File 1-13086, filed March 3, 1998).

         4.1      -   Credit Agreement dated as of February 17, 1998, among EVI,
                      Inc., EVI Oil Tools Canada Ltd., the Subsidiary Guarantors defined therein, Chase Bank of Texas, National
                      Association, as U.S. Administrative Agent, The Bank of
                      Nova Scotia, as Documentation Agent and Canadian Agent,
                      ABN AMRO Bank, N.V., as Syndication Agent, and the other
                      Lenders defined therein, including the form of Note
                      (incorporated by reference to Exhibit No. 4.1 to Form 8-K,
                      File 1-13086, filed March 3, 1998).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EVI, INC.



Dated: April 21, 1998                              /s/ Frances R. Powell
                                    --------------------------------------------
                                                     Frances R. Powell
                                                 Vice President, Accounting
                                                      and Controller

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                                INDEX TO EXHIBITS


     EXHIBIT NO.                      DESCRIPTION
     ------------                      -----------


         2.1      -   Share Purchase Agreement made and entered into as of
                      January 30, 1998, by and among the shareholders of Nika
                      Enterprises Ltd., an Alberta corporation, listed on the
                      signature pages thereto and EVI Oil Tools Canada Ltd., an
                      Alberta corporation (incorporated by reference to Exhibit
                      No. 2.1 to Form 8-K, File 1-13086, filed March 3, 1998).

         4.1      -   Credit Agreement dated as of February 17, 1998, among EVI,
                      Inc., EVI Oil Tools Canada Ltd., the Subsidiary Guarantors
                      defined therein, Chase Bank of Texas, National
                      Association, as U.S. Administrative Agent, The Bank of
                      Nova Scotia, as Documentation Agent and Canadian Agent,
                      ABN AMRO Bank, N.V., as Syndication Agent, and the other
                      Lenders defined therein, including the form of Note
                      (incorporated by reference to Exhibit No. 4.1 to Form 8-K,
                      File 1-13086, filed March 3, 1998).